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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sparton Corporation (the "Company") on Form 10-Q for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), we, David W. Hockenbrocht, Chief Executive Officer of the Company and Richard L. Langley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 13, 2004          /s/David W. Hockenbrocht
                                 ----------------------------------------------
                                 David W. Hockenbrocht, Chief Executive Officer


Date: February 13, 2004          /s/Richard L. Langley
                                 -------------------------------------------
                                 Richard L. Langley, Chief Financial Officer





     A signed original of this written statement required by Section 906 has been provided to Sparton Corporation and will be retained by Sparton Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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